UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

AVISTA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 10, 2012.

AVISTA CORPORATION	Meeting Information
Meeting Type: Annual Meeting
AVISTA CORP. 1411 EAST MISSION P.O. BOX 3727 SPOKANE, WA 99220-3727	For holders as of: March 9, 2012
	Date: May 10, 2012	Time: 8:15 a.m.
Location: Avista Main Office Building 1411 E. Mission Avenue Spokane, WA 99202
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote “FOR” each Nominee. 1. Election of Directors	The Board of Directors recommends a vote “FOR” Proposals 3A and 3B to reduce shareholder approval requirements.

 Nominees:

 1a.   Erik J. Anderson

 1b.  Kristianne Blake

 1c.   Donald C. Burke

 1d.  Rick R. Holley

 1e.   John F. Kelly

 1f.   Rebecca A. Klein

 1g.  Scott L. Morris

 1h.  Michael L. Noël

 1i.   Marc F. Racicot

 1j.   Heidi B. Stanley

 1k.  R. John Taylor

The Board of Directors recommends a vote “FOR” item 2.

2.       Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.

3.       Amendment of the Company’s Restated Articles of Incorporation to reduce certain shareholder approval requirements:

3A.    Amendments Requiring Approval of Holders of 2/3 of the Outstanding Shares of Common Stock.

3B.    Amendments Requiring Approval of Holders of 80% of the Outstanding Shares of Common Stock.

The Board of Directors recommends you vote FOR the following proposal.

4.       Advisory (non-binding) vote to approve executive compensation.